EXHIBIT (23.1)
                        IMAGING DIAGNOSTIC SYSTEMS, INC.

              Consent of Independent Certified Public Accountants.

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated July 24, 1996, which appears on page F-1 of our financial statements included in the Imaging Diagnostic Systems, Inc. Form 10-KSB, dated August 20, 1996.

                                            /S/MARGOLIES AND FINK
                                            ----------------------------------
                                            MARGOLIES AND FINK

         Pompano Beach, Florida
         February 20, 1997